Exhibit D


            TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
               ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                            CUMULATIVE PREFERRED STOCK
                                 PAR VALUE $.001
                                    PER SHARE



                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                  INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
          THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS AND NEW YORK, NEW YORK

          CUSIP 36240B 10 9
          SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS CERTIFIES THAT




          is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                     THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

          transferable on the books of the Corporation by the holder hereto in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

          This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          DATED:

          COUNTERSIGNED AND REGISTERED:
            STATE STREET BANK AND TRUST COMPANY

          (BOSTON, MASS.)                          Chairman of the Board
                         TRANSFER AGENT
                         AND REGISTRAR
          BY

                       AUTHORIZED SIGNATURE        Vice President & Treasurer



                     THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM  -  as tenants in common    UNIF GIFT MIN ACT________ Custodian _________
                                                        (Cust)                   (Minor)
          TEN ENT  -  as tenants by the                  under Uniform Gifts to Minors
                      entireties
          JT TEN   -  as joint tenants with              Act_______________________________
                      right of survivorship                            (State)
                      and not as tenants in
                      common

           Additional abbreviations may also be used though not in the above list.

           For value Received, ______________________ hereby sell, assign and transfer unto

          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

          PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
          __________________________________________________________________

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
          ASSIGNEE
          __________________________________________________________________
          __________________________________________________________________
          ___________________________________________________________ Shares
          of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________ ________________________________________________________ Attorney
          to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

          Dated ___________________



                                             ______________________________